Exhibit 10.10

Certain portions have been omitted pursuant to a request for confidentiality and such omitted portions have been separately filed with the Commission.

                    [DISCOVERY LABORATORIES, INC. LETTERHEAD]



March 7, 2000                                                 VIA FEDEX
                                                              ---------

Charlotte-Mecklenburg Hospital Authority
P.O. Box 32861
Charlotte, North Carolina 28232-2861

Attention:        Dr. James G. Martin
                  Cannon Research Center
                  1542 Garden Terrace Drive
                  Charlotte, North Carolina 28203

Dear Dr. Martin:

         Reference is herein made to the License Agreement dated as of March 20, 1996 by and between The Charlotte-Mecklenburg Hospital Authority and Discovery Laboratories, Inc., as successor-in-interest to Triad Pharmaceuticals and as amended by an Amendment Letter dated July 18, 1996 and as further amended by an Amendment Letter dated August 8, 1996 and as further amended by an Amendment Letter dated December 9, 1996 (collectively, the "License Agreement").

         Licensor and Licensee hereby agree to further amend the License Agreement as follows:

         1.       Section 3.4 is hereby amended and restated as follows:

                  "In the event[***], then Licensee shall on [***] pay to Licensor a nonrefundable, one-time, additional license fee in the amount of [***] to maintain its rights under this Agreement for one additional year. On each subsequent anniversary of [***] thereafter, if [***], then Licensee will pay an additional [***] for each further annual extension of the License Agreement. Licensee's failure to pay any such additional license fee shall constitute a material breach or default for purposes of the termination provisions of Paragraph 7.3."

[***] Confidential treatment requested.

935262.1

         2.       Section 4.1.5 is hereby amended and restated as follows:

                  "Within thirty (30) days following [***], Licensee shall pay Licensor a nonrefundable, one time, license fee in the amount of [***]."

Except as expressly provided for in this Amendment, the terms of the License Agreement shall continue in full force and effect without modification and amendment, including without limitation, Section 4.1.4. If the terms set forth above are acceptable to you, please acknowledge your consent in the space provided below and return one executed original to us.

Very truly yours,

DISCOVERY LABORATORIES, INC.



By:/s/ Robert J. Capetola, Ph.D.
   _________________________________
Name:  Robert J. Capetola, Ph.D.
Title: President/CEO


Consented and agreed to this 9th day of March, 2000


CHARLOTTE-MECKLENBURG HOSPITAL AUTHORITY



By:/s/ James G. Martin, Ph.D.
   __________________________________
Name:  James G. Martin, Ph.D.
Title: Vice President, Research
       Chairman, Research Development Board, Cannon Research Center






[***] Confidential treatment requested.

935262.1